Page 1-Exhibit 4.11
Non-officer-non-corporate
                        RESTRICTED STOCK AGREEMENT




     THIS AGREEMENT made as of the _____ day of___________________, 199__, between GENERAL SIGNAL CORPORATION, a New York corporation (hereinafter called "General Signal" or "Corporation"), and _______________________________ an employee of General Signal or of one or more of its subsidiaries (hereinafter call the "Employee").


                           W I T N E S S E T H:

     WHEREAS, pursuant to the General Signal 1992 Stock Incentive Plan (the "Plan"), adopted by the shareholders on April 23, 1992, as amended on July 7, 1993, the Personnel and Compensation Committee of the Board of Directors of General Signal (the "Committee") is authorized to administer the Plan; and

     WHEREAS, the Committee has determined that the Employee is an officer or other designated employee of General Signal or of one or more of its subsidiaries and that the Employee shall be granted a restricted stock award hereinafter set forth upon the terms and conditions hereinafter stated and subject to all of the provisions of such Plan (a copy of which is attached hereto); and

     WHEREAS, in accordance with the foregoing, the Committee has approved and authorized the execution and delivery of this Restricted Stock Agreement as of the date hereof.

     NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants hereinafter set forth and other good and valuable consideration, the parties hereto hereby enter into this Restricted Stock Agreement (hereinafter called the "Agreement") upon the following terms and conditions:

1.   AWARD OF SHARES:

     General Signal hereby grants to the Employee as a matter of separate inducement and agreement in connection with his employ- ment, and not in lieu of any salary or other compensation for his services, a restricted stock award, on the terms and conditions hereinafter set forth, of an aggregate of 5,000 shares of Common Stock, of the par value of $1.00 per share, of General Signal.

Page 2 - Exhibit 4.11
2.   AWARD RESTRICTIONS:

     The shares covered by the restricted stock award shall vest in accordance with the following schedule:

     a.    ______ shares (one-fifth of the award) vest on

     b.    ______ shares (one-fifth of the award) vest on

     c.    ______ shares (one-fifth of the award) vest on

     d.    ______ shares (one-fifth of the award) vest on

     e.    ______ shares (one-fifth of the award) vest on

     Upon the vesting of any part of the restricted stock award by virtue of the lapse of the applicable restriction period set forth above or under Paragraph 3 or 5 of this Agreement, General Signal shall cause a stock certificate covering the requisite number of shares registered on General Signal's books in the name of the Employee or beneficiary(ies) to be delivered within 30 days after vesting. Upon receipt of such stock certificate(s), the Employee or beneficiary(ies) are free to hold or dispose of such certificate at will.

     During the applicable restriction period, the shares covered by the restricted stock award not vested are not transferable by the Employee by means of sale, assignment, exchange, pledge, or otherwise.

3.   CHANGE IN CONTROL:

     Upon the occurrence of a Change in Control, as defined below, the Committee may vest as to some or all of the restricted stock award by waiving the lapse of any or all of the restriction periods set forth under Paragraph
2. The Committee shall not be obligated to treat all Employees equally and may vest and waive the restrictions of some awards and not others.

     A "Change in Control" shall be deemed to have occurred if:

     (i) The shareholders of the Corporation approve a merger or consolidation of the Corporation with any other corporation, other than a merger or consolidation which would result in the Voting Securities of the Corporation held by such shareholders outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by converting into Voting Securities of the surviving entity) at least 80 percent of the total voting power represented by the Voting Securities of the Corporation or such surviving entity outstanding immediately after such merger or consolidation;

     (ii) The shareholders of the Corporation approve an agreement providing for the sale, exchange or other disposition of all or substantially all the assets of the Corporation for the securities of another entity, cash or other property;

     (iii) The shareholders of the Corporation approve a plan of liquidation or dissolution of the Corporation;

Page 3 - Exhibit 4.11

     (iv) Any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Corporation or other than a corporation owned directly or indirectly by the shareholders of the Corporation in substantially the same proportions as their ownership of Voting Securities of the Corporation, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under said Act), directly or indirectly, of Voting Securities of the Corporation representing at least 20 percent of the total voting power represented by the Voting Securities of the Corporation then outstanding; or

     (v) During any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Corporation and any new director whose election by the Board of Directors of the Corporation or nomination for election by the Corporation's shareholders was approved by a vote of at least two thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof.

     "Voting Securities" means any securities of the Corporation which vote generally in the election of directors.

4.   STOCK CERTIFICATES:

     The stock certificate(s) evidencing the restricted stock award shall be registered on General Signal's books in the name of the Employee as of the Award Date. Physical possession or custody of such stock certificate(s) shall be retained by General Signal until such time as the shares are vested (i.e., the restriction period lapses). While in its possession, General Signal reserves the right to place a legend on the stock certificate(s) restricting the transferability of such certificate(s) and referring to the terms and conditions (including forfeiture) approved by the Committee and applicable to the shares represented by the certificate(s). As a condition of any restricted stock award, the Employee shall have delivered to General Signal a stock power, endorsed in blank, relating to the stock covered by such award.

     During the restriction period, except as otherwise provided in Paragraph 2 of this Agreement, the Award Recipient shall be entitled to all rights of a shareholder of General Signal, including the right to vote the shares and receive dividends and/or other distributions declared on such shares.

5.   EMPLOYMENT TERMINATION:

     If the Employee terminates employment with General Signal due to death or disability during the restriction period, that restricted stock award shall vest in full as of the date of such termination. Termination of the Employee's employment with General Signal for any other reason shall result in forfeiture of the restricted stock award on the date of termination. The Employee may designate a beneficiary(ies) to receive the stock certificate automatically vested upon death. The Employee has the right to change such beneficiary designation at will.

Page 4 - Exhibit 4.11
6.   WITHHOLDING TAXES:

     General Signal shall have the right to retain and withhold from any payment under the restricted stock award the amount of taxes required by any government to be withheld or otherwise deducted and paid with respect to such payment. At its discretion, General Signal may require the Employee receiving shares of Common Stock under a restricted stock award to reimburse General Signal for any such taxes required to be withheld by General Signal and withhold any distribution in whole or in part until General Signal is so reimbursed. In lieu thereof, General Signal shall have the right to withhold from any other cash amounts due or to become due from General Signal to the Employee an amount equal to such taxes required to be withheld by General Signal to reimburse General Signal for any such taxes or retain and withhold a number of shares having a market value not less than the amount of such taxes and cancel (in whole or in part) any such shares so withheld in order to reimburse General Signal for any such taxes.

7.   IMPACT ON OTHER BENEFITS:

     The value of the restricted stock award (either on the Award Date or at the time the shares are vested) shall not be includable as compensation or earnings for purposes of any other benefit plan offered by General Signal.

8.   ADMINISTRATION:

     The Committee shall have full authority and discretion, to decide all matters relating to the administration and interpreta- tion of this Agreement. All such Committee determinations shall be final, conclusive, and binding upon General Signal, the Employee, and any and all interested parties.

9.   RIGHT TO CONTINUED EMPLOYMENT:

     Nothing in this Agreement shall confer on the Employee any right to continue in the employ of General Signal or in any way affect General Signal's right to terminate the Employee's employ- ment without prior notice at any time for any or no reason.

10.  AMENDMENT(S):

     The restricted stock award which is the subject of this Agreement may not in any way be restricted or limited by any amendment after the date of the award without the Employee's written consent.

11.  FORCE AND EFFECT:

     The various provisions of this Agreement are severable in their entirety. Any determination of invalidity or unenforce- ability of any one provision shall have no effect on the continuing force and effect of the remaining provisions.

12.  PREVAILING LAWS:

     This Agreement shall be construed and enforced in accordance with the laws of the State of New York.

Page 5 - Exhibit 4.11

13.  SUCCESSORS:

     This Agreement shall be binding upon and inure to the benefit of the successors, assigns and heirs of the respective parties.

     IN WITNESS WHEREOF, the parties have signed this Agreement as of the date hereof.

                                  GENERAL SIGNAL CORPORATION

                                  By:
                                       Chairman and
                                       Chief Executive Officer



                                       Employee

Page 6 - Exhibit 4.11
Corporate-non-officer


                        RESTRICTED STOCK AGREEMENT



     THIS AGREEMENT made as of the _____ day of ___________________ 199__, between GENERAL SIGNAL CORPORATION, a New York corporation (hereinafter called "General Signal" or "Corporation"), and __________________________________an employee of General Signal or of one or more of its subsidiaries (hereinafter called the "Employee").


                           W I T N E S S E T H:

     WHEREAS, pursuant to the General Signal 1992 Stock Incentive Plan (the "Plan"), adopted by the shareholders on April 23, 1992, as amended on July 7, 1993, the Personnel and Compensation Committee of the Board of Directors of General Signal (the "Committee") is authorized to administer the Plan; and

     WHEREAS, the Committee has determined that the Employee is an officer or other designated employee of General Signal or of one or more of its subsidiaries and that the Employee shall be granted a restricted stock award hereinafter set forth upon the terms and conditions hereinafter stated and subject to all of the provisions of such Plan (a copy of which is attached hereto); and

     WHEREAS, in accordance with the foregoing, the Committee has approved and authorized the execution and delivery of this Restricted Stock Agreement as of the date hereof.

     NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants hereinafter set forth and other good and valuable consideration, the parties hereto hereby enter into this Restricted Stock Agreement (hereinafter called the "Agreement") upon the following terms and conditions:

1.   AWARD OF SHARES:

     General Signal hereby grants to the Employee as a matter of separate inducement and agreement in connection with his employ- ment, and not in lieu of any salary or other compensation for his services, a restricted stock award, on the terms and conditions hereinafter set forth, of an aggregate of _________________ shares of Common Stock, of the par value of $1.00 per share, of General Signal.

2.   AWARD RESTRICTIONS:

     The shares covered by the restricted stock award shall vest in accordance with the following schedule:

     a.    _____ shares (one-third of the award) vest on_______

     b.    _____ shares (one-third of the award) vest on ______

     c.    _____ shares (one-third of the award) vest on ______

Page 7 - Exhibit 4.11

     Upon the vesting of any part of the restricted stock award by virtue of the lapse of the applicable restriction period set forth above or under Paragraph 5 of this Agreement, General Signal shall cause a stock certificate covering the requisite number of shares registered on General Signal's books in the name of the Employee or beneficiary(ies) to be delivered within 30 days after vesting. Upon receipt of such stock certificate(s), the Employee or beneficiary(ies) are free to hold or dispose of such certificate at will.

     During the applicable restriction period, the shares covered by the restricted stock award not vested are not transferable by the Employee by means of sale, assignment, exchange, pledge, or otherwise.

3.   CHANGE IN CONTROL:

     Immediately preceding the occurrence of a Change in Control as defined below, all shares covered by the restricted stock award not vested shall be forfeited upon the payment by General Signal to an account established for the benefit of the Employee of an amount of cash equal to the product of the number of shares to which the restricted stock award relates and the highest price per share paid to any shareholder in connection with any Change in Control. The amount so credited to the Employee's account, together with earnings thereon, or the applicable percentage thereof, shall vest and be paid (subject to applicable withholding requirements) on the date or dates on which the shares, or the applicable percentage of such shares, under the restricted stock award would have vested hereunder; provided, however, that any remaining account balance shall vest and be paid out in full in the event of the Employee's Involuntary Termination as defined below.

     Upon the consummation of the transactions constituting the Change in Control, the Employee shall have no rights to acquire any shares. Upon the payment by the Corporation to the Employee of all amounts due, this Agreement shall be terminated, and the Employee shall have no further rights thereunder.

     If, prior to full vesting of an Employee's account, such Employee's employment terminates under circumstances that would have resulted in a forfeiture of restricted stock awards pursuant to Paragraph 5 of this Agreement, such termination of employment shall result in the forfeiture of any unvested amounts then held in the Employee's account. Any beneficiary designation in effect pursuant to Paragraph 5 shall also apply for the purpose of determining the person or persons entitled to receive the amount in the Employee's account in the event of the Employee's death.

     A "Change in Control" shall be deemed to have occurred if:

Page 8 - Exhibit 4.11
     (i) The shareholders of the Corporation approve a merger or consolidation of the Corporation with any other corporation, other than a merger or consolidation which would result in the Voting Securities of the Corporation held by such shareholders outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by converting into Voting Securities of the surviving entity) at least 80 percent of the total voting power represented by the Voting Securities of the Corporation or such surviving entity outstanding immediately after such merger or consolidation;

     (ii) The shareholders of the Corporation approve an agreement providing for the sale, exchange or other disposition of all or substantially all the assets of the Corporation for the securities of another entity, cash or other property;

     (iii) The shareholders of the Corporation approve a plan of liquidation or dissolution of the Corporation;

     (iv) Any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Corporation or other than a corporation owned directly or indirectly by the shareholders of the Corporation in substantially the same proportions as their ownership of Voting Securities of the Corporation, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under said Act), directly or indirectly, of Voting Securities of the Corporation representing at least 20 percent of the total voting power represented by the Voting Securities of the Corporation then outstanding; or

     (v) During any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Corporation and any new director whose election by the Board of Directors of the Corporation or nomination for election by the Corporation's shareholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof.

     "Involuntary Termination" shall mean any termination of an Employee's employment by the Corporation, or by one of its subsidiaries, within two years after a Change in Control; provided, however, such term shall not include a termination by the Corporation or any of its subsidiaries, for (i) serious, willful misconduct in respect of the Employee's obligations to the Corporation or its subsidiaries, which has caused demonstrable and serious injury to the Corporation, monetary or otherwise, as evidenced by a determination in a binding and final judgment, order or decree of a court or administrative agency of competent jurisdiction, in effect after exhaustion or lapse of all rights of appeal, in an action, suit or proceeding, whether civil, criminal, administrative or investigative; or (ii) conviction of a felony, which has caused demonstrable and serious injury to the Corporation, monetary or otherwise, as evidenced by binding and final judgment, order, or decree of a court of competent jurisdiction, in effect after exhaustion or lapse of all rights of appeal.

Page 9 - Exhibit 4.11

     In addition to actual termination of employment, as and when so declared to be by the Employee, the following shall be deemed an Involuntary
Termination: (i) a reduction or change in an Employee's responsibilities, duties, authority, powers, functions, title, working conditions or status from those in effect immediately prior to the Change in Control; or (ii) a reassignment to another geographic location more than 50 miles from the Employee's place of employment immediately prior to the Change in Control; or
(iii) a reduction in base salary and incentive compensation, if any, from those in effect immediately prior to the Change in Control. For purposes of the preceding sentence, a reduction in incentive compensation will be deemed to have occurred if and only if the percentage of salary paid as incentive compensation under the Corporation's Incentive Compensation Plan for any calendar year is less than the average percentage of salary paid to the Employee as incentive compensation under such Plan for the three calendar years preceding the Change in Control.

     Notwithstanding the foregoing, an Employee's failure to object in writing to the changes listed in subsections (i), (ii) and (iii) within 180 days of any such change shall constitute a waiver of such change being deemed an Involuntary Termination.

     "Voting Securities" means any securities of the Corporation which vote generally in the election of directors.

4.   STOCK CERTIFICATES:

     The stock certificate(s) evidencing the restricted stock award shall be registered on General Signal's books in the name of the Employee as of the Award Date. Physical possession or custody of such stock certificate(s) shall be retained by General Signal until such time as the shares are vested (i.e., the restriction period lapses). While in its possession, General Signal reserves the right to place a legend on the stock certificate(s) restricting the transferability of such certificate(s) and referring to the terms and conditions (including forfeiture) approved by the Committee and applicable to the shares represented by the certificate(s). As a condition of any restricted stock award, the Employee shall have delivered to General Signal a stock power, endorsed in blank, relating to the stock covered by such award.

     During the restriction period, except as otherwise provided in Paragraph 2 of this Agreement, the Award Recipient shall be entitled to all rights of a shareholder of General Signal, including the right to vote the shares and receive dividends and/or other distributions declared on such shares.

5.   EMPLOYMENT TERMINATION:

     If the Employee terminates employment with General Signal due to death or disability during the restriction period, that restricted stock award shall vest in full as of the date of such termination. Termination of the Employee's employment with General Signal for any other reason shall result in forfeiture of the restricted stock award on the date of termination. The Employee may designate a beneficiary(ies) to receive the stock certificate automatically vested upon death. The Employee has the right to change such beneficiary designation at will.

Page 10 - Exhibit 4.11

6.   WITHHOLDING TAXES:

     General Signal shall have the right to retain and withhold from any payment under the restricted stock award the amount of taxes required by any government to be withheld or otherwise deducted and paid with respect to such payment. At its discretion, General Signal may require the Employee receiving shares of Common Stock under a restricted stock award to reimburse General Signal for any such taxes required to be withheld by General Signal and withhold any distribution in whole or in part until General Signal is so reimbursed. In lieu thereof, General Signal shall have the right to withhold from any other cash amounts due or to become due from General Signal to the Employee an amount equal to such taxes required to be withheld by General Signal to reimburse General Signal for any such taxes or retain and withhold a number of shares having a market value not less than the amount of such taxes and cancel (in whole or in part) any such shares so withheld in order to reimburse General Signal for any such taxes.

7.   IMPACT ON OTHER BENEFITS:

     The value of the restricted stock award (either on the Award Date or at the time the shares are vested) shall not be includable as compensation or earnings for purposes of any other benefit plan offered by General Signal.

8.  ADMINISTRATION:

     The Committee shall have full authority and discretion, to decide all matters relating to the administration and interpreta- tion of this Agreement. All such Committee determinations shall be final, conclusive, and binding upon General Signal, the Employee, and any and all interested parties.

9.   RIGHT TO CONTINUED EMPLOYMENT:

     Nothing in this Agreement shall confer on the Employee any right to continue in the employ of General Signal or in any way affect General Signal's right to terminate the Employee's employ- ment without prior notice at any time for any or no reason.

10.  AMENDMENT(S):

     The restricted stock award which is the subject of this Agreement may not in any way be restricted or limited by any amendment after the date of the award without the Employee's written consent.

11.  FORCE AND EFFECT:

     The various provisions of this Agreement are severable in their entirety. Any determination of invalidity or unenforce- ability of any one provision shall have no effect on the continuing force and effect of the remaining provisions.

12.  PREVAILING LAWS:

     This Agreement shall be construed and enforced in accordance with the laws of the State of New York.

Page 11 - Exhibit 4.11

13.  SUCCESSORS:

     This Agreement shall be binding upon and inure to the benefit of the successors, assigns and heirs of the respective parties.

     IN WITNESS WHEREOF, the parties have signed this Agreement as of the date hereof.



                                  GENERAL SIGNAL CORPORATION


                                  By:
                                      Chairman and
                                      Chief Executive Officer


                                       Employee

Page 12 - Exhibit 4.11
Corporate-Officer

                        RESTRICTED STOCK AGREEMENT


     THIS AGREEMENT made as of the _____ day of ____________________ 199___, between GENERAL SIGNAL CORPORATION, a New York corporation (hereinafter called "General Signal" or "Corporation"), and _______________________________________, an employee of General Signal or of one or more of its subsidiaries (hereinafter called the "Employee").

                           W I T N E S S E T H:

     WHEREAS, pursuant to the General Signal 1992 Stock Incentive Plan (the "Plan"), adopted by the shareholders on April 23, 1992, and as amended and restated July 7, 1993, the Personnel and Compensation Committee of the Board of Directors of General Signal (the "Committee") is authorized to administer the Plan; and

     WHEREAS, the Committee has determined that the Employee is an officer or other designated employee of General Signal or of one or more of its subsidiaries and that the Employee shall be granted a restricted stock award hereinafter set forth upon the terms and conditions hereinafter stated and subject to all of the provisions of such Plan (a copy of which is attached hereto); and

     WHEREAS, in accordance with the foregoing, the Committee has approved and authorized the execution and delivery of this Restricted Stock Agreement as of the date hereof.

     NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants hereinafter set forth and other good and valuable consideration, the parties hereto hereby enter into this Restricted Stock Agreement (hereinafter called the "Agreement") upon the following terms and conditions:

1.   AWARD OF SHARES:

     General Signal hereby grants to the Employee as a matter of separate inducement and agreement in connection with his employ- ment, and not in lieu of any salary or other compensation for his services, a restricted stock award, on the terms and conditions hereinafter set forth, of an aggregate of _____________________ shares of Common Stock, of the par value of $1.00 per share, of General Signal.

2.   AWARD RESTRICTIONS:

     The shares covered by the restricted stock award shall vest in accordance with the following schedule:


     a.    ______ shares (one-fifth of the award) vest on

     b.    ______ shares (one-fifth of the award) vest on

     c.    ______ shares (one-fifth of the award) vest on

Page 13 - Exhibit 4.11

     d.    ______ shares (one-fifth of the award) vest on

     e.    ______ shares (one-fifth of the award) vest on


     "Operating Margin" shall mean operating earnings divided by net sales and it shall be based on reported operating earnings and net sales in the Corporation's financial statements. The financial statements shall be prepared in accordance with generally accepted accounting principles and shall be audited by the Corporation's external auditors for calendar years. For other periods, it shall be based on the Corporation's internal financial statements. For purposes of this agreement, operating earnings are adjusted to automatically exclude any special charges such as restructuring costs, environmental charges, losses on lawsuits, or other unusual, extraordinary or non-recurring charges (whether or not they are deemed extraordinary under GAAP), so long as any of the above charges are approved by the Board of Directors. Notwithstanding the foregoing, the Committee may, in its sole discretion, reduce operating earnings if a charge occurs which is excluded from operating earnings but for which the Committee believes management of the Corporation should be held accountable.

     Upon the vesting of any part of the restricted stock award by virtue of the lapse of the applicable restriction period set forth above or under Paragraph 5 of this Agreement, General Signal shall cause a stock certificate covering the requisite number of shares registered on General Signal's books in the name of the Employee or beneficiary(ies) to be delivered within 30 days after vesting. Upon receipt of such stock certificate(s), the Employee or beneficiary(ies) are free to hold or dispose of such certificate at will.

     During the applicable restriction period, the shares covered by the restricted stock award not vested are not transferable by the Employee by means of sale, assignment, exchange, pledge, or otherwise.


3.   CHANGE IN CONTROL:

     In the event of a Change in Control as defined below, all shares covered by the restricted stock award not vested on the Forfeiture Date as defined below shall be forfeited upon the payment by General Signal to an account established for the benefit of the Employee of an amount of cash equal to the product of the number of shares to which the restricted stock award relates which have not yet vested and the Forfeiture Value as defined below, except the Board of Directors expressly retains the ability in cases of a management-initiated Change in Control which is not approved by such Board to forfeit the shares and not set up such an account. The amount so credited to the Employee's account, together with earnings thereon, or the applicable percentage thereof, shall vest and be paid (subject to applicable withholding requirements) on the date or dates on which the shares, or the applicable percentage of such shares, under the restricted stock award would have vested hereunder; provided, however, that any remaining account balance shall vest and be paid out in full in the event of the Employee's Involuntary Termination as defined below.

Page 14 - Exhibit 4.11

     Upon the later of the Forfeiture Date or the consummation of the transactions constituting the Change in Control, the Employee shall have no rights to acquire any shares. Upon the payment by the Corporation to the Employee of all amounts due, this Agreement shall be terminated, and the Employee shall have no further rights thereunder.

     If, prior to full vesting of an Employee's account, such Employee's employment terminates under circumstances that would have resulted in a forfeiture of restricted stock awards pursuant to Paragraph 5 of this Agreement, such termination of employment shall result in the forfeiture of any unvested amounts then held in the Employee's account. Any beneficiary designation in effect pursuant to Paragraph 5 shall also apply for the purpose of determining the person or persons entitled to receive the amount in the Employee's account in the event of the Employee's death.

     The "Forfeiture Date" shall be:

     (i) if the Employee was subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934, as amended, at any time during the six- month period ending on the date of the date of the Change in Control, the latest of: (A) immediately preceding the date of the Change in Control, (B) the date six months after the date of this award, or (C) the date six months after the most recent purchase prior to the Change in Control of any equity or derivative security of the Corporation by the Employee at a price less than the Forfeiture Value; and

     (ii) if the Employee is not described in (i) above, immediately preceding the date of the Change in Control.

     The "Forfeiture Value" shall be (i) if the Forfeiture Date is immediately preceding the date of the Change in Control, the highest price per share paid to any shareholder in connection with the Change in Control, the highest price per share paid to any shareholder in connection with the

     Change in Control, and (ii) if the Forfeiture Date is later than the date of the Change in Control, the closing price of a share of General Signal Common Stock on the Forfeiture Date or, in the event no sale shall have taken place, the mean between the closing bid and asked prices on the Forfeiture Date.

     A "Change in Control" shall be deemed to have occurred if:

     (i) The shareholders of the Corporation approve a merger or consolidation of the Corporation with any other corporation, other than a merger or consolidation which would result in the Voting Securities of the Corporation held by such shareholders outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by converting into Voting Securities of the surviving entity) at least 80 percent of the total voting power represented by the Voting Securities of the Corporation or such surviving entity outstanding immediately after such merger or consolidation;

Page 15 - Exhibit 4.11

     (ii) The shareholders of the Corporation approve an agreement providing for the sale, exchange or other disposition of all or substantially all the assets of the Corporation for the securities of another entity, cash or other property;

     (iii) The shareholders of the Corporation approve a plan of liquidation or dissolution of the Corporation;

     (iv) Any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Corporation or other than a corporation owned directly or indirectly by the shareholders of the Corporation in substantially the same proportions as their ownership of Voting Securities of the Corporation, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under said Act), directly or indirectly, of Voting Securities of the Corporation representing at least 20 percent of the total voting power represented by the Voting Securities of the Corporation then outstanding; or

     (v) During any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Corporation and any new director whose election by the Board of Directors of the Corporation or nomination for election by the Corporation's shareholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof.

     "Involuntary Termination" shall mean any termination of an Employee's employment by the Corporation, or by one of its subsidiaries, within two years after a Change in Control; provided, however, such term shall not include a termination by the Corporation or any of its subsidiaries, for (i) serious, willful misconduct in respect of the Employee's obligations to the Corporation or its subsidiaries, which has caused demonstrable and serious injury to the Corporation, monetary or otherwise, as evidenced by a determination in a binding and final judgment, order or decree of a court or administrative agency of competent jurisdiction, in effect after exhaustion or lapse of all rights of appeal, in an action, suit or proceeding, whether civil, criminal, administrative or investigative; or (ii) conviction of a felony, which has caused demonstrable and serious injury to the Corporation, monetary or otherwise, as evidenced by binding and final judgment, order, or decree of a court of competent jurisdiction, in effect after exhaustion or lapse of all rights of appeal.

     In addition to actual termination of employment, as and when so declared to be by the Employee, the following shall be deemed an Involuntary
Termination: (i) a reduction or change in an Employee's responsibilities, duties, authority, powers, functions, title, working conditions or status from those in effect immediately prior to the Change in Control; or (ii) a reassignment to another geographic location more than 50 miles from the Employee's place of employment immediately prior to the Change in Control; or

Page 16 - Exhbit 4.11

(iii) a reduction in base salary and incentive compensation, if any, from those in effect immediately prior to the Change in Control. For purposes of the preceding sentence, a reduction in incentive compensation will be deemed to have occurred if and only if the percentage of salary paid as incentive compensation under the Corporation's Incentive Compensation Plan for any calendar year is less than the average percentage of salary paid to the Employee as incentive compensation under such Plan for the three calendar years preceding the Change in Control.

     Notwithstanding the foregoing, an Employee's failure to object in writing to the changes listed in subsections (i), (ii) and (iii) within 180 days of any such change shall constitute a waiver of such change being deemed an Involuntary Termination.

     "Voting Securities" means any securities of the Corporation which vote generally in the election of directors.


4.   STOCK CERTIFICATES:

     The stock certificate(s) evidencing the restricted stock award shall be registered on General Signal's books in the name of the Employee as of the Award Date. Physical possession or custody of such stock certificate(s) shall be retained by General Signal until such time as the shares are vested (i.e., the restriction period lapses). While in its possession, General Signal reserves the right to place a legend on the stock certificate(s) restricting the transferability of such certificate(s) and referring to the terms and conditions (including forfeiture) approved by the Committee and applicable to the shares represented by the certificate(s). As a condition of any restricted stock award, the Employee shall have delivered to General Signal a stock power, endorsed in blank, relating to the stock covered by such award.

     During the restriction period, except as otherwise provided in Paragraph 2 of this Agreement, the Award Recipient shall be entitled to all rights of a shareholder of General Signal, including the right to vote the shares and receive dividends and/or other distributions declared on such shares.


5.  EMPLOYMENT TERMINATION:

     If the Employee terminates employment with General Signal due to death or disability during the restriction period, that restricted stock award shall vest in full as of the date of such termination. Termination of the Employee's employment with General Signal for any other reason shall result in forfeiture of the restricted stock award on the date of termination; provided, however, if the Corporation terminates the Employee prior to October 3, 1997, other than Termination for Cause, as defined below, the Corporation shall consider the Employee employed until October 2, 1997 for purposes of vesting of any part of the restricted stock award. The Employee may designate a beneficiary(ies) to receive the stock certificate automatically vested upon death. The Employee has the right to change such beneficiary designation at will.

Page 17 - Exhibit 4.11

     "Termination for Cause" shall mean a termination by the Corporation or any of its subsidiaries, for (i) serious, willful misconduct in respect of the Employee's obligations to the Corporation or its subsidiaries, which has caused demonstrable and serious injury to the Corporation, monetary or otherwise, as evidenced by a determination in a binding and final judgment, order or decree of a court or administrative agency of competent jurisdiction, in effect after exhaustion or lapse of all rights of appeal, in an action, suit or proceeding, whether civil, criminal, administrative or investigative; or (ii) conviction of a felony, which has caused demonstrable and serious injury to the Corporation, monetary or otherwise, as evidenced by binding and final judgment, order, or decree of a court of competent jurisdiction, in effect after exhaustion or lapse of all rights of appeal.


6.   WITHHOLDING TAXES:

     General Signal shall have the right to retain and withhold from any payment under the restricted stock award the amount of taxes required by any government to be withheld or otherwise deducted and paid with respect to such payment. At its discretion, General Signal may require the Employee receiving shares of Common Stock under a restricted stock award to reimburse General Signal for any such taxes required to be withheld by General Signal and withhold any distribution in whole or in part until General Signal is so reimbursed. In lieu thereof, General Signal shall have the right to withhold from any other cash amounts due or to become due from General Signal to the Employee an amount equal to such taxes required to be withheld by General Signal to reimburse General Signal for any such taxes or retain and withhold a number of shares having a market value not less than the amount of such taxes and cancel (in whole or in part) any such shares so withheld in order to reimburse General Signal for any such taxes.


7.   IMPACT ON OTHER BENEFITS:

     The value of the restricted stock award (either on the Award Date or at the time the shares are vested) shall not be includable as compensation or earnings for purposes of any other benefit plan offered by General Signal.


8.   ADMINISTRATION:

     The Committee shall have full authority and discretion, to decide all matters relating to the administration and interpreta- tion of this Agreement. All such Committee determinations shall be final, conclusive, and binding upon General Signal, the Employee, and any and all interested parties.

9.   RIGHT TO CONTINUED EMPLOYMENT:

     Nothing in this Agreement shall confer on the Employee any right to continue in the employ of General Signal or in any way affect General Signal's right to terminate the Employee's employ- ment without prior notice at any time for any or no reason.

Page 18 - Exhibit 4.11

10.  AMENDMENT(S):

     The restricted stock award which is the subject of this Agreement may not in any way be restricted or limited by any amendment after the date of the award without the Employee's written consent.


11.  FORCE AND EFFECT:

     The various provisions of this Agreement are severable in their entirety. Any determination of invalidity or unenforce- ability of any one provision shall have no effect on the continuing force and effect of the remaining provisions.


12.  PREVAILING LAWS:

     This Agreement shall be construed and enforced in accordance with the laws of the State of New York.


13.  SUCCESSORS:

     This Agreement shall be binding upon and inure to the benefit of the successors, assigns and heirs of the respective parties.

     IN WITNESS WHEREOF, the parties have signed this Agreement as of the date hereof.

                                  GENERAL SIGNAL CORPORATION


                                  Chairman and Chief Executive
                                  Officer



                                  Employee